LOSS ON DEBT REFINANCING	12 Months Ended
Dec. 31, 2023
LOSS ON DEBT REFINANCING
LOSS ON DEBT REFINANCING

5.    LOSS ON DEBT REFINANCING

On June 3, 2021, Videotron issued a redemption notice for its Senior Notes in aggregate principal amount of US$800.0 million, bearing interest at 5.000% and due July 15, 2022, at a redemption price of 104.002% of their principal amount. As a result, a net loss of $40.1 million was recorded in the consolidated statement of income in 2021, including a gain of $1.0 million previously recorded in other comprehensive income. In July 2021, the Senior Notes were redeemed, and the related hedging contracts were unwound, for a total cash consideration of $838.1 million, including the early redemption premium.